Janus Detroit Street Trust

Janus Small Cap Growth Alpha ETF

Janus Small/Mid Cap Growth Alpha ETF

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Velocity Volatility Hedged Large Cap ETF

The Health and Fitness ETF

The Long-Term Care ETF

The Obesity ETF

The Organics ETF

(collectively, the “Funds”)

Supplement dated October 11, 2016

to Currently Effective Prospectuses

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreements to terminate automatically in accordance with their terms. It is anticipated that the Board of Trustees of the Funds (the “Trustees”) will consider new advisory agreements with Janus Capital after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Please retain this Supplement with your records.